MAGNUM RESOURCES, INC. AND SUBSIDIARIES
EXHIBIT 6.1  Revolving Credit facility for Magnum Resources and Subsidiaries dated November 25, 1997
                                    10/31/97

                          CREDIT AND SECURITY AGREEMENT
                          Dated as of November 25, 1997

                  D&E MACHINING, INC., a North Dakota corporation (the "Borrower"), and NORWEST CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                   ARTICLE I

                                   Definitions

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  "Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis, whether now existing or hereafter arising.

                  "Advance" means a Hydra-Mac Revolving Advance, a D&E Revolving Advance and a MBS Revolving Advance.

                  "Affiliate" or "Affiliates" means Hydra-Mac, MBS, MRI, Power Equipment and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented and restated from time to time.

                  "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Book Net Worth" means the aggregate of the common stockholders' equity of the Borrower, determined in accordance with GAAP.

                  "Collateral" has the meaning given in Section 3.1.

                  "Collateral Account Agreement" means the Amended and Restated Collateral Account Agreement of even date herewith by and among the Borrower, Hydra-Mac, MBS, Norwest Bank Minnesota, National Association, and the Lender.

                  "D&E Borrowing Base" means the lesser of:

                           (a)      the D&E Maximum Line; or
                           (b)      80% of Eligible Accounts.

                  "D&E Maximum Line" means $200,000.

                  "D&E Revolving Advance" has the meaning given in Section 2.1.

                  "D&E Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means an annual rate equal to three and one-half percent (3.5%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

                  "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
         Accounts:

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                           (i) That portion of Accounts over 90 days past
                  invoice date or, if the Lender in its discretion has determined that a particular dated Account of 120 days or less from invoice date may be eligible, that portion of such Account which is more than 30 days past the stated due date;

                           (ii) That portion of Accounts that are disputed or
                  subject to a claim of offset or a contra account;

                           (iii) That portion of Accounts not yet earned by the
                  final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                           (iv) Accounts owed by any unit of government, whether
                  foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                           (v) Accounts owed by an account debtor located
                  outside the United States or Canada which are not backed by a bank letter of credit assigned to the Lender, in the possession of the Lender and acceptable to the Lender in all respects, in its sole discretion;

                           (vi) Accounts owed by an account debtor that is the
                  subject of bankruptcy proceedings or has gone out of business;

                           (vii) Accounts owed by a shareholder, subsidiary,
                  Affiliate, officer or employee of the Borrower;

                           (viii) Accounts not subject to a duly perfected
                  security interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender;

                           (ix) That portion of Accounts that have been
                  restructured, extended, amended or modified;

                           (x) That portion of Accounts that constitutes finance
                  charges, service charges or sales or excise taxes; and

                           (xi) Accounts, or portions thereof, otherwise deemed
                  ineligible by the Lender in its sole discretion.

                  "Event of Default" has the meaning specified in Section 7.1.

                  "Floating Rate" means an annual rate equal to the sum of the Base Rate plus four and one-half percent (4.5%), which annual rate shall change when and as the Base Rate changes.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.2.

                  "Guarantors" means Hydra-Mac, MBS, Power Equipment, MRI and any other Person guaranteeing payment of any of the Obligations.

                  "Hydra-Mac" means Hydra-Mac International, Inc., a Delaware corporation.

                  "Hydra-Mac Borrowing Base" has the meaning given in the Hydra-Mac Credit Agreement.

                  "Hydra-Mac Credit Agreement" means that certain Amended and Restated Credit and Security Agreement of even date herewith, by and between the Lender and Hydra-Mac, as amended, supplemented and restated from time to time.

                  "Hydra-Mac Revolving Advance" has the meaning given in the Hydra-Mac Credit Agreement

                  "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired.

                  "Loan Documents" means this Agreement, the Note, the Security Documents and the Disclosure by the Borrower in favor of the Lender of even date herewith.

                  "Lockbox Agreement" means the Amended and Restated Lockbox Agreement by and among the Borrower, Hydra-Mac, MBS, Norwest Bank Minnesota, National Association, and the Lender, of even date herewith.

                  "Maturity Date" has the meaning given in Section 2.4.

                  "Maximum Line" means $1,800,000.

                  "MBS" means Magnum Business Systems, Inc., a [Minnesota] corporation.

                  "MBS Borrowing Base" has the meaning given in the MBS Credit Agreement.

                  "MBS Credit Agreement" means that certain Credit and Security Agreement of even date herewith, by and between MBS and the Lender, as amended, supplemented and restated from time to time.

                  "MBS Revolving Advance" has the meaning given in the MBS Credit Agreement.

                  "MRI" means Magnum Resources, Inc., a Delaware corporation, and the parent of the Borrower, Hydra-Mac and MBS.
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                  "MRI Security Agreement" means the Amended and Restated
         Security Agreement of even date herewith, executed by MRI and delivered to the Lender.

                  "Net Income" means fiscal year-to-date after-tax net income, decreased by the sum of any extraordinary, non-operating or non-cash income recorded by the Borrower and increased by any extraordinary, non-cash or non-operating expense or loss recorded by the Borrower, as determined in accordance with GAAP.

                  "Note" means the D&E Revolving Note.

                  "Obligations" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, including all indebtedness arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                  "Original Maturity Date" means July 10, 1999.

                  "Overall Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

                           (a)      the Maximum Line; or
                           (b) the sum of the Hydra-Mac Borrowing Base, the D&E Borrowing Base, and the MBS Borrowing
                  Base.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Power Equipment" means Power Equipment Corp., a Minnesota corporation.

                  "Premises" means all premises where the Borrower conducts its business and has any rights of possession.

                  "Security Documents" means this Agreement, the Collateral Account Agreement and the Lockbox Agreement, each of even date herewith and by and among the Borrower, Hydra-Mac, MBS, the Lender and Norwest Bank Minnesota, National Association.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Termination Date" means the Maturity Date or the date the Lender demands payment pursuant to Section 2.4 or Section 7.2, or the Borrower terminates the Credit Facility pursuant to Section 2.5, as the case may be.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Minnesota.

                                   ARTICLE II

                     Amount and Terms of the Credit Facility

                  Section 2.1 Revolving Advances. The Lender may, in its sole discretion, make advances to the Borrower from time to time from the date this Agreement is signed and delivered to the Termination Date, on the terms and subject to the conditions herein set forth (each a "D&E Revolving Advance"). The Lender shall not consider any request for a D&E Revolving Advance if, after giving effect to such requested D&E Revolving Advance, (i) the sum of the outstanding and unpaid D&E Revolving Advances, plus the outstanding and unpaid Hydra-Mac Revolving Advances, plus the outstanding and unpaid MBS Revolving Advances would exceed the Overall Borrowing Base or (ii) the sum of the outstanding and unpaid D&E Revolving Advances would exceed the D&E Borrowing Base. The Borrower's obligation to pay the D&E Revolving Advances shall be evidenced by the D&E Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.1, the Borrower may request D&E Revolving Advances, prepay, and request additional D&E Revolving Advances. The Borrower shall make each request for a D&E Revolving Advance to the Lender before 11:00 a.m. (Minneapolis time) of the day of the requested D&E Revolving Advance. Requests may be made in writing or by telephone.

                  Section 2.2 Interest; Default Interest. All interest shall be payable monthly in arrears on the first day of the month and on demand.

                  (a) REVOLVING NOTE. Except as set forth in subsection (c) and
         (d), the outstanding principal balance of the D&E Revolving Advances shall bear interest at the Floating Rate.

                  (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to subsections (a) and (c), the Borrower, Hydra-Mac and MBS, collectively, shall pay to the Lender interest on the Hydra-Mac Revolving Advances, the D&E Revolving Advances and the MBS Revolving Advances, collectively, of not less than $37,500 per calendar year during the term of this Agreement (prorated for less than full years), and the Borrower, D&E and MBS, in a manner within the sole discretion of the Borrower, D&E and MBS, shall pay any deficiency between such

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         minimum interest charge and the amount of interest otherwise calculated under Sections (a) and (c) in arrears on the first day of each year.

                  (c) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the D&E Revolving Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (d) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

                  Section 2.3 Administration Fees. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $62.50 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

                  Section 2.4 Discretionary Nature of Credit Facility; Automatic Renewal. THE LENDER MAY AT ANY TIME AND FOR ANY REASON REFUSE TO MAKE A D&E REVOLVING ADVANCE AND/OR DEMAND PAYMENT OF THE D&E REVOLVING ADVANCES AND TERMINATE THIS AGREEMENT WHETHER BORROWER IS OR IS NOT IN COMPLIANCE WITH THIS AGREEMENT. The Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, in order to refuse to make any requested Advance or to demand payment of the D&E Revolving Advances. Unless terminated by the Lender at any time or by the Borrower pursuant to Section 2.5, this Agreement shall remain in effect until the Original Maturity Date and, thereafter, shall automatically renew for successive one year periods. Each such anniversary date is herein referred to as a "Maturity Date".

                  Section 2.5 Termination by Borrower.

         (a) TERMINATION BY BORROWER. The Borrower may terminate this Agreement at any time and, subject to payment and performance of all Obligations, may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law by (i) giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement, and (ii) paying the Lender a prepayment fee in accordance with subsection (b) if the Borrower terminates this Agreement effective as of any date other than a Maturity Date; provided, however, if the Borrower elects to terminate this Agreement, the Borrower must also terminate the Hydra-Mac Credit Agreement, in accordance with Section 2.6(a) of such agreement, and the MBS Credit Agreement, in accordance with Section 2.5(a) of such agreement.

         (b) PREPAYMENT FEE. If the Borrower desires to terminate this Agreement as of any date other than a Maturity Date, or as of a Maturity Date but without giving at least 90 days' prior written notice thereof, it shall (i) give at least 30 days' prior written notice to the Lender of the Borrower's intention to do so, and (ii) pay to the Lender a prepayment fee of 3% of the D&E Maximum Line; provided, however, that such prepayment fee shall be waived if such prepayment is made because of increased cash flow generated from the Borrower's operations, in the normal course of business, or refinancing by an affiliate of the Lender.

                  Section 2.6 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the D&E Revolving Advances shall at any time exceed the D&E Borrowing Base or if the outstanding principal balance of the Advances shall at any time exceed the Overall Borrowing Base, the Borrower shall immediately prepay the D&E Revolving Advances to the extent necessary to eliminate such excess.

                  Section 2.7 D&E Revolving Advances Without Request. The Borrower hereby authorizes the Lender, in its discretion, at any time or from time to time without the Borrower's request, to make D&E Revolving Advances to pay accrued interest, fees, uncollected items that have been applied to the Obligations, and other Obligations due and payable from time to time.

                                  ARTICLE III

                                Security Interest

                  Section 3.1 Grant of Security Interest. The Borrower hereby grants to the Lender a security interest (the "Security Interest") in the following collateral (the "Collateral"), as security for the payment and performance of the Obligations:

         INVENTORY: All inventory of Borrower, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located;

         ACCOUNTS AND OTHER RIGHTS TO PAYMENT: Each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by Borrower or by some other Person who subsequently transfers such Person's interest to Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including all of Borrower's rights to payment in the form of all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles;

         EQUIPMENT: All of the Borrower's equipment, as such term is defined in the UCC whether now or hereafter owned, including all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Secured Party by Borrower;

         GENERAL INTANGIBLES: All of Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future contract rights, patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Borrower's name, and the goodwill of Borrower's business; and

         INVESTMENT PROPERTY: All of Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities; together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and, in the case of all tangible property, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and
         (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

                  Section 3.3 Occupancy.

                  (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of each premises where Borrower conducts its business and has any rights of possession (the "Premises") at any time during any Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender in good faith considers related.

                  (c) The Lender's right to hold the Premises shall terminate upon the earlier of payment in full of all Obligations, or final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof.

                  Section 3.4 Filing a Copy. A carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Borrower is sufficient as a financing statement.

                                   ARTICLE IV

                              Conditions of Lending

                  Section 4.1 Conditions Precedent to the Lender's Willingness to Consider Making D&E Revolving Advances. The Lender's willingness to consider making an initial D&E Revolving Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) This Agreement, properly executed by the Borrower.

                  (b) The Hydra-Mac Credit Agreement, properly executed by Hydra-Mac.

                  (c) The MBS Credit Agreement, properly executed by MBS.

                  (d) The Note, properly executed by the Borrower.

                  (e) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                  (f) The Collateral Account Agreement, properly executed by the Borrower, Hydra-Mac, MBS and Norwest Bank Minnesota, National Association.

                  (g) The Lockbox Agreement, properly executed by the Borrower, Hydra-Mac, MBS and Norwest Bank Minnesota, National Association.

                  (h) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (i) A certificate of the Borrower's Secretary certifying as to
         (i) the resolutions of the Borrower's directors, and if required, its shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                  (j) A current certificate issued by the Secretary of State of North Dakota, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of North Dakota.

                  (k) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (l) A support agreement in favor of the Lender, properly executed by David M. Eichers, in his personal capacity.

                  (m) An opinion of counsel to the Borrower and the Guarantors, addressed to the Lender.

                  (n) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (o) A separate guaranty, properly executed by each Guarantor, pursuant to which each Guarantor unconditionally guarantees the full and prompt payment of all Obligations.

                  (p) The MRI Security Agreement, properly executed by MRI.

                  (q) Payment of the fees and commissions due through the date of the initial D&E Revolving Advance and expenses incurred by the Lender through such date and required to be paid by the Borrower under
         Section 8.3, including all legal expenses incurred through the date of this Agreement.

                  (r) Such other documents as the Lender in its sole discretion may require.

                  Section 4.2 Conditions Precedent to All D&E Revolving Advances. The Lender will not consider any request for a D&E Revolving Advance unless on such date:

                  (a) the representations and warranties contained in Article V and the Disclosure are correct on and as of the date of such D&E Revolving Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such D&E Revolving Advance which constitutes a Default or an Event of Default.

                                   ARTICLE V

                         Representations and Warranties

                  THE BORROWER REPRESENTS AND WARRANTS TO THE LENDER AS FOLLOWS:

                  Section 5.1 Name; Locations; Tax ID No.; Subsidiaries. During its existence, the Borrower has done business solely under its corporate name as set forth herein and under such trade names and such other corporate names as disclosed to Lender in writing before this Agreement is signed and delivered. The address of Borrower's chief executive office and principal place of business and its federal tax identification number are set forth below its signature to this Agreement. All Inventory is located at that location or at one of the other locations disclosed to Lender in writing before this Agreement is signed and delivered. The Borrower has no subsidiaries except as disclosed to Lender in writing before this Agreement is signed and delivered.

                  Section 5.2 Financial Condition; No Adverse Change. Before this Agreement was signed and delivered, the Borrower furnished the Lender certain of its unaudited financial statements certified by the Borrower. Those statements fairly present the Borrower's financial condition as of the dates indicated therein and the results of its operations for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

                                   ARTICLE VI

                            Covenants of the Borrower

                  SO LONG AS THE D&E REVOLVING ADVANCES OR ANY AMOUNT OWING TO LENDER HEREUNDER SHALL REMAIN UNPAID, THE BORROWER WILL COMPLY WITH THE REQUIREMENTS IN THIS ARTICLE, UNLESS THE LENDER SHALL OTHERWISE CONSENT IN WRITING.

                  Section 6.1 Reporting Requirements. The Borrower will deliver to the Lender each of the following in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements prepared in accordance with GAAP; together with (i) copies of all management letters prepared by such accountants;
         (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in
         Section 6.7 and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP, that they fairly present the Borrower's financial condition and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statement of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments and fairly represent the Borrower's financial condition and the results of its operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 6.7;

                  (c) within 15 days after the end of each month, agings of the Borrower's accounts receivable and accounts payable and an accounts receivable certification as of the end of such month;

                  (d) as soon as available and in any event within 20 days of the end of each month, inventory certifications as of the end of such month;

                  (e) as soon as available, a copy of the checking account statement of the Borrower, including all deposit tickets, as of the last day of each month from each bank with which Borrower maintains a checking account, such statements to be provided to the Lender directly by each such bank or by the Borrower with respect to a bank that is unwilling to send them to the Lender;

                  (f) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets, income statements and statements of cash flow for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require; provided, however, that with respect to the Borrower's projections for fiscal year 1998, such projections shall be delivered to the Lender on or before December 31, 1997;

                  (g) as soon as available and in any event within 3 days after they are due, copies of tax payments due and paid and written notice of any and all taxes due but not paid;

                  (h) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request; and

                  (i) before March 31 of each calendar year, the Borrower shall cause any and all Guarantors, along with John F. Luoma and David Eichers, to submit financial statements to the Lender, and certified by such party.

                  Section 6.2 Inspection. Upon the Lender's request, the Borrower will permit any officer, employee, attorney, agent or accountant for the Lender to audit, review, make extracts from or copy any and all records of the Borrower and to inspect the Collateral at all times during ordinary business hours.

                  Section 6.3 Account Verification. The Lender may at any time and from time to time send, or request the Borrower to send, requests for verification of Accounts or notices of assignment to account debtors and other obligors. The Borrower authorizes the Lender to verify Accounts as frequently as daily and the Borrower understands the Lender intends to do so by telephone and/or in writing.

                  Section 6.4 No Other Liens. The Borrower will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest, purchase money security interests in equipment, and other security interests approved by the Lender in writing.

                  Section 6.5 Insurance. The Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with a lender's loss payable clause in favor of Lender to the extent of its interest.

                  Section 6.6 Lockbox; Collateral Account. The Borrower has provided the Lender with agreements regarding a lockbox and a collateral account in connection with the collection of Accounts.

                  Section 6.7 Minimum Book Net Worth. The Borrower will cause MRI to maintain, during each period described below, its consolidated Book Net Worth, determined as at the end of each month, at an amount not less than the amount set forth opposite such period:

            -------------------------  -----------------------------
                     Period                Minimum Book Net Worth
            -------------------------  -----------------------------
                  July 31, 1997                  $1,800,000
            through October 30, 1997
            -------------------------  -----------------------------
                October 31, 1997                $1,850,000
            through January 30, 1998
            -------------------------  -----------------------------
                 January 31, 1998               $1,900,000
             through April 29, 1998
            -------------------------  -----------------------------
                 April 30, 1998                 $1,950,000
             through July 30, 1998
            -------------------------  -----------------------------
               July 31, 1998 and                $2,030,000
                  thereafter
            -------------------------  -----------------------------

                  Section 6.8 Minimum Net Income. The Borrower shall achieve Minimum Net Income, beginning in January of 1998, in accordance with covenant amounts established by the Lender, in its sole discretion, based upon the Borrower's projections to be delivered in accordance with Section 6.1(f) herein.

                  Section 6.9 No Sale or Transfer of Collateral and Other Assets. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to anyone other than the sale of Inventory in the ordinary course of business.

                  Section 6.10 No Sale or Transfer of Shares of Borrower. Borrower will cause each of its shareholders not to sell, transfer, pledge, or grant a security interest in, any shares of stock of the Borrower.

                  Section 6.11 Place of Business; Name. The Borrower will not change the location of its chief executive office or principal place of business from that disclosed pursuant to Section 5.1. The Borrower will not permit any tangible Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

                  Section 6.12 Investments. The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investments or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership, joint venture, or Affiliate, except:

                  (i) TRAVEL ADVANCES OR LOANS TO THE BORROWER'S OFFICERS AND EMPLOYEES NOT EXCEEDING AT ANY ONE TIME AN AGGREGATE OF $10,000; AND

                  (ii) ADVANCES IN THE FORM OF PROGRESS PAYMENTS, PREPAID RENT NOT EXCEEDING TWO (2) MONTHS OR SECURITY DEPOSITS.

                                  ARTICLE VII

                     Events of Default, Rights and Remedies

                  Section 7.1 Events of Default. An "Event of Default" as used herein shall mean any of the following:

                  (a) Failure to pay the Note when demanded, and in this connection Borrower hereby waives presentment, notice of dishonor and protest;

                  (b) A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code naming the Borrower or such Guarantor as debtor;

                  (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in any Loan Document;

                  (d) An event of default under and as defined in the Hydra-Mac Credit Agreement shall occur and be continuing, or any other breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender;

                  (e) An event of default under and as defined in the MBS Credit Agreement shall occur and be continuing, or any other breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                  Section 7.2 Rights and Remedies. As provided in Section 2.4, the Lender may, at any time and for any reason, refuse to make any requested D&E Revolving Advance or demand payment of the Obligations. In addition, upon the occurrence of an Event of Default or at any time thereafter, the Lender may exercise any or all of the following rights and remedies:

                  (a) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (b) The Lender may exercise any other rights and remedies available to it by law or agreement.

THE REMEDIES PROVIDED HEREUNDER ARE CUMULATIVE.

                  Section 7.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.2) at least 10 calendar days before the date of intended disposition or other action.

                                  ARTICLE VIII

                                  Miscellaneous

                  Section 8.1 Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  Section 8.2 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be (i) personally delivered, (ii) sent by first class United States mail, (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopy number as set forth below its signature to this Agreement.

                  Section 8.3 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses (including legal fees) incurred by the Lender in connection with the Loan Documents and any other document or agreement related thereto, and the transactions contemplated hereby, including wire transfer and ACH charges, the cost of credit reports, overadvance fees, the expense of any auditors and fees and expenses in enforcing this Agreement.

                  Section 8.4 Indemnity. In addition to the payment of expenses pursuant to Section 8.3, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                           (i) any and all transfer taxes, documentary taxes,
                  assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the D&E Revolving Advances;

                           (ii) any and all liabilities, losses, damages,
                  penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the D&E Revolving Advances, this Agreement and the other Loan Documents or the use or intended use of the proceeds of the D&E Revolving Advances; and

                           (iii) any claim, loss or damage to which any
                  Indemnitee may be subjected as a result of any violation of any federal, state, local or other governmental statute, regulation, law, or ordinance dealing with the protection of human health and the environment.

IF ANY INVESTIGATIVE, JUDICIAL OR ADMINISTRATIVE PROCEEDING ARISING FROM ANY OF THE FOREGOING IS BROUGHT AGAINST ANY INDEMNITEE, THEN THE BORROWER OR COUNSEL DESIGNATED BY THE BORROWER AND SATISFACTORY TO THE INDEMNITEE, WILL RESIST AND DEFEND SUCH ACTION, SUIT OR PROCEEDING TO THE EXTENT AND IN THE MANNER DIRECTED BY THE INDEMNITEE. EACH INDEMNITEE WILL USE ITS BEST EFFORTS TO COOPERATE IN THE DEFENSE OF ANY SUCH ACTION, SUIT OR PROCEEDING. IF THE FOREGOING UNDERTAKING TO INDEMNIFY, DEFEND AND HOLD HARMLESS MAY BE HELD TO BE UNENFORCEABLE BECAUSE IT VIOLATES ANY LAW OR PUBLIC POLICY, THE BORROWER SHALL NEVERTHELESS MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. THE BORROWER'S OBLIGATION UNDER THIS SECTION 8.4 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE DISCHARGE OF THE BORROWER'S OTHER OBLIGATIONS HEREUNDER.

                  Section 8.5 Binding Effect; Assignment; Counterparts; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.


                            [SIGNATURE PAGE FOLLOWS]

                  Section 8.6 Governing Law; Jurisdiction, Venue; Waiver of
Jury Trial. This Agreement and the Note shall be governed by and construed in accordance with the laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota located in Minneapolis, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

NORWEST CREDIT, INC.                          D&E MACHINING, INC.

By
   -------------------------------
     Roger A. Pfiffner                        By
     Its Vice President                          -------------------------------
                                                   John F. Luoma
                                                   Its President
Address:
Norwest Center
Sixth Street and Marquette Avenue             Address:
Minneapolis, Minnesota 55479-0152             1750 Yankee Doodle Road
Telecopy No. (612) 341-2472                   Suite 202
Federal Tax ID No. 41-1712687                 Eagan, Minnesota 55121
                                              Telecopy No. (612) 405-9312
                                              Federal Tax ID No. 45-0308466

                [SIGNATURE PAGE TO CREDIT AND SECURITY AGREEMENT]

                                      Exhibit A to Credit and Security Agreement

                                 REVOLVING NOTE

$200,000                                                  Minneapolis, Minnesota
                                                               November 25, 1997

                  For value received, the undersigned, D&E MACHINING, INC., a North Dakota corporation (the "Borrower"), hereby promises to pay ON DEMAND to the order of NORWEST CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Hundred Thousand Dollars ($200,000) or, if less, the aggregate unpaid principal amount of all D&E Revolving Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial D&E Revolving Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

                  This Note is the D&E Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.

                                       D&E MACHINING, INC.

                                       By
                                          ---------------------------------
                                            John F. Luoma
                                            Its President

                                      Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE

To:               Roger A. Pfiffner
                  Norwest Credit, Inc.
Date:                      __________________, 199___
Subject:          D&E Machining, Inc.
                           Financial Statements of Parent

                  In accordance with our Credit and Security Agreement dated as of November __, 1997 (the "Credit Agreement"), attached are the consolidated financial statements of Magnum Resources, Inc. (the "Parent") as of and for ______________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Parent's financial condition as of the date thereof.

                  Events of Default. (Check one):

                  |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

                  |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto. Financial Covenants. I further hereby certify as follows:

                  1. Minimum Book Net Worth. Pursuant to Section 6.7 of the Credit Agreement, as of the Reporting Date, the Parent's Book Net Worth was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

          -----------------------------  --------------------------
                     Period                Minimum Book Net Worth
          -----------------------------  --------------------------
          July 31, 1997 through October         $1,800,000
                   30, 1997
          -----------------------------  --------------------------
            October 31, 1997 through            $1,850,000
                January 30, 1998
          -----------------------------  --------------------------
          January 31, 1998 through April        $1,900,000
                    29, 1998
          -----------------------------  --------------------------
          April 30, 1998 through July 30,       $1,950,000
                      1998
          -----------------------------  --------------------------
          July 31, 1998 and thereafter          $2,030,000

          -----------------------------  --------------------------

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                         D&E MACHINING, INC.


                                         By
                                            ----------------------------
                                              Dave Eichers
                                              Its Secretary

               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
                          Dated as of November 25, 1997

                  HYDRA-MAC INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), and NORWEST CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  "Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis, whether now existing or hereafter arising.

                  "Advance" means a Hydra-Mac Revolving Advance, a D&E Revolving Advance and a MBS Revolving Advance.

                  "Affiliate" or "Affiliates" means D&E, MBS, MRI, Power Equipment and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented and restated from time to time.

                  "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Book Net Worth" means the aggregate of the common stockholders' equity of the Borrower, determined in accordance with GAAP.

                  "Collateral" has the meaning given in Section 3.1.

                  "Collateral Account Agreement" means the Amended and Restated Collateral Account Agreement of even date herewith by and among the Borrower,

                  D&E, MBS, Norwest Bank Minnesota, National Association, and the Lender.

                  "D&E" means D&E Machining, Inc., a North Dakota corporation.

                  "D&E Borrowing Base" has the meaning given in the D&E Credit Agreement.

                  "D&E Credit Agreement" means that certain Credit and Security Agreement of even date herewith, by and between D&E and the Lender, as amended, supplemented and restated from time to time.

                  "D&E Revolving Advance" has the meaning given in the D&E Credit Agreement.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means an annual rate equal to three and one-half percent (3.5%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

                  "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
         Accounts:

                           (i) That portion of Accounts over 90 days past
                  invoice date or, if the Lender in its discretion has determined that a particular dated Account of 120 days or less from invoice date may be eligible, that portion of such Account which is more than 30 days past the stated due date;

                           (ii) That portion of Accounts that are disputed or
                  subject to a claim of offset or a contra account;

                           (iii) That portion of Accounts not yet earned by the
                  final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                           (iv) Accounts owed by any unit of government, whether
                  foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                           (v) Accounts owed by an account debtor located
                  outside the United States [or Canada] which are not backed by a bank letter of credit assigned to the Lender, in the possession of the Lender and acceptable to the Lender in all respects, in its sole discretion;

                           (vi) Accounts owed by an account debtor that is the
                  subject of bankruptcy proceedings or has gone out of business;

                           (vii) Accounts owed by a shareholder, subsidiary,
                  Affiliate, officer or employee of the Borrower;

                           (viii) Accounts not subject to a duly perfected
                  security interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender;

                           (ix) That portion of Accounts that have been
                  restructured, extended, amended or modified;

                           (x) That portion of Accounts that constitutes finance
                  charges, service charges or sales or excise taxes; and

                           (xi) Accounts, or portions thereof, otherwise deemed
                  ineligible by the Lender in its sole discretion.

                  "ELIGIBLE INVENTORY" MEANS ALL INVENTORY OF THE BORROWER, AT THE LOWER OF COST OR MARKET VALUE AS DETERMINED IN ACCORDANCE WITH GAAP; PROVIDED, HOWEVER, THAT THE FOLLOWING SHALL NOT IN ANY EVENT BE DEEMED ELIGIBLE INVENTORY:

                           (i) Inventory that is: in-transit; located at any
                  warehouse or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender located at job sites;

                           (ii) Supplies, packaging or parts Inventory;

                           (iii) Raw materials Inventory;

                           (iv) Work-in-process Inventory;

                           (v) Inventory that is damaged, slow moving, obsolete
                  or not currently saleable in the normal course of the Borrower's operations;

                           (vi) Inventory that is perishable or live;

                           (vii) Inventory that the Borrower has returned, has
                  attempted to return, is in the process of returning or intends to return to the vendor thereof;

                           (viii) Inventory that is subject to a security
                  interest in favor of any Person other than the Lender;

                           (ix) Sample Inventory;

                           (x) Inventory at a particular location if the value
                  of the same is less than 10% of total Inventory; and

                           (xi) Inventory otherwise deemed ineligible by the
                  Lender in its sole discretion.

                  "Event of Default" has the meaning specified in Section 7.1.

                  "Existing Revolving Advances" has the meaning specified in
         Section 2.1.

                  "Floating Rate" means an annual rate equal to the sum of the Base Rate plus four and one-half percent (4.5%), which annual rate shall change when and as the Base Rate changes.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.2.

                  "Guarantors" means D&E, MBS, Power Equipment, MRI and any other Person guaranteeing payment of any of the Obligations.

                  "Hydra-Mac Borrowing Base" means the lesser of:
                           (a)      the Maximum Line; or
                           (b)      the sum of:
                                    (i)     80% of Eligible Accounts, plus
                                    (ii)     the lesser of (A) 60% of Eligible
                                             Inventory or (B) $450,000.

                  "Hydra-Mac Revolving Advance" has the meaning given in Section 2.2.

                  "Hydra-Mac Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto.

                  "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired.

                  "Loan Documents" means this Agreement, the Note, the Security Documents and the Disclosure by the Borrower in favor of the Lender of even date herewith.

                  "Lockbox Agreement" means the Amended and Restated Lockbox Agreement by and among the Borrower, D&E, MBS, Norwest Bank Minnesota, National Association, and the Lender, of even date herewith.

                  "Maturity Date" has the meaning given in Section 2.5.

                  "Maximum Line" means $1,800,000.

                  "MBS" means Magnum Business Systems, Inc., a [Minnesota] corporation.

                  "MBS Borrowing Base" has the meaning given in the MBS Credit Agreement.

                  "MBS Credit Agreement" means that certain Credit and Security Agreement of even date herewith, by and between MBS and the Lender, as amended, supplemented and restated from time to time.

                  "MBS Revolving Advance" has the meaning given in the MBS Credit Agreement.

                  "MRI" means Magnum Resources, Inc., a Delaware corporation, and the parent of the Borrower, D&E and MBS.

                  "MRI Security Agreement" means the Amended and Restated Security Agreement of even date herewith, executed by MRI and delivered to the Lender.

                  "Net Income" means fiscal year-to-date after-tax net income, decreased by the sum of any extraordinary, non-operating or non-cash income recorded by the Borrower and increased by any extraordinary, non-cash or non-operating expense or loss recorded by the Borrower, as determined in accordance with GAAP.

                  "Note" means the Hydra-Mac Revolving Note.

                  "Obligations" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, including all indebtedness arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                  "Old Credit Documents" means that certain Credit and Security Agreement dated as of July 10, 1996, as amended by First Amendment to Credit and Security Agreement dated as of January 29, 1997 and Second Amendment to Credit and Security Agreement dated as of October 21, 1997.

                  "Old Revolving Note" means the Borrower's revolving promissory note dated as of October 29, 1997, payable to the order of the Lender in the original principal amount of $1,800,000.

                  "Original Maturity Date" means July 10, 1999.

                  "Overall Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:
                           (a) the Maximum Line; or
                           (b) the sum of the Hydra-Mac Borrowing Base, the D&E
                  Borrowing Base, and the MBS Borrowing Base.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Power Equipment" means Power Equipment Corp., a Minnesota corporation.

                  "Premises" means all premises where the Borrower conducts its business and has any rights of possession.

                  "Security Documents" means this Agreement, the Collateral Account Agreement and the Lockbox Agreement, each of even date herewith and by and among the Borrower, D&E, MBS, the Lender and Norwest Bank Minnesota, National Association.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Termination Date" means the Maturity Date or the date the Lender demands payment pursuant to Section 2.5 or Section 7.2, or the Borrower terminates the Credit Facility pursuant to Section 2.6, as the case may be.

[PAGE]


                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Minnesota.

                                   ARTICLE II

                     Amount and Terms of the Credit Facility

                  Section 2.1 Existing Advances. The Lender has made various advances to the Borrower (the "Existing Revolving Advances") as evidenced by the Old Credit Documents. As of November __, 1997, the outstanding principal balance of the Existing Revolving Advances was $______________. Upon execution and delivery of this Agreement, the Existing Revolving Advances shall be deemed to be Hydra-Mac Revolving Advances made pursuant to Section 2.2 and repayable in accordance with the Hydra-Mac Revolving Note. To the extent the Hydra-Mac Revolving Note evidences the Existing Revolving Advances, the Hydra-Mac Revolving Note shall be issued in substitution for and replacement of but not in payment of the Old Credit Documents.

                  Section 2.2 Revolving Advances. The Lender may, in its sole discretion, make advances to the Borrower from time to time from the date this Agreement is signed and delivered to the Termination Date, on the terms and subject to the conditions herein set forth (each a "Hydra-Mac Revolving Advance"). The Lender shall not consider any request for a Hydra-Mac Revolving Advance if, after giving effect to such requested Hydra-Mac Revolving Advance,
(i) the sum of the outstanding and unpaid Hydra-Mac Revolving Advances, plus the outstanding and unpaid D&E Revolving Advances, plus the outstanding and unpaid MBS Revolving Advances would exceed the Overall Borrowing Base or (ii) the sum of the outstanding and unpaid Hydra-Mac Revolving Advances would exceed the Hydra-Mac Borrowing Base. The Borrower's obligation to pay the Hydra-Mac Revolving Advances shall be evidenced by the Hydra-Mac Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.2, the Borrower may request Hydra-Mac Revolving Advances, prepay, and request additional Hydra-Mac Revolving Advances. The Borrower shall make each request for a Hydra-Mac Revolving Advance to the Lender before 11:00 a.m. (Minneapolis time) of the day of the requested Hydra-Mac Revolving Advance. Requests may be made in writing or by telephone.

                  Section 2.3 Interest; Default Interest. All interest shall be payable monthly in arrears on the first day of the month and on demand.

                  (a) REVOLVING NOTE. Except as set forth in subsection (c) and
         (d), the outstanding principal balance of the Hydra-Mac Revolving Advances shall bear interest at the Floating Rate.

                  (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to subsections (a) and (c), the Borrower, D&E and MBS, collectively, shall pay to the Lender interest on the Hydra-Mac Revolving Advances, the D&E Revolving Advances and the MBS Revolving Advances, collectively, of not less than $37,500 per calendar year during the term of this Agreement (prorated for less than full years), and the Borrower, D&E and MBS, in a manner within the sole discretion of the Borrower, D&E and MBS, shall pay any deficiency between such minimum interest charge and the amount of interest otherwise calculated under Sections (a) and (c) in arrears on the first day of each year.

                  (c) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Hydra-Mac Revolving Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (d) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

                  Section 2.4 Administration Fees. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $62.50 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

                  Section 2.5 Discretionary Nature of Credit Facility; Automatic Renewal. THE LENDER MAY AT ANY TIME AND FOR ANY REASON REFUSE TO MAKE A HYDRA-MAC REVOLVING ADVANCE AND/OR DEMAND PAYMENT OF THE HYDRA-MAC REVOLVING ADVANCES AND TERMINATE THIS AGREEMENT WHETHER BORROWER IS OR IS NOT IN COMPLIANCE WITH THIS AGREEMENT. The Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, in order to refuse to make any requested Advance or to demand payment of the Hydra-Mac Revolving Advances. Unless terminated by the Lender at any time or by the Borrower pursuant to Section 2.6, this Agreement shall remain in effect until the Original Maturity Date and, thereafter, shall automatically renew for successive one year periods. Each such anniversary date is herein referred to as a "Maturity Date".

                  Section 2.6 Termination by Borrower.

                  (a) TERMINATION BY BORROWER. The Borrower may terminate this Agreement at any time and, subject to payment and performance of all Obligations, may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law by (i) giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement, and (ii) paying the Lender a prepayment fee in accordance with subsection (b) if the Borrower terminates this Agreement effective as of any date other than a Maturity Date; provided, however, if the Borrower elects to terminate this Agreement, the Borrower must also terminate the D&E Credit Agreement, in accordance with Section 2.5(a) of such agreement, and the MBS Credit Agreement, in accordance with Section 2.5(a) of such agreement.

                  (b) PREPAYMENT FEE. If the Borrower desires to terminate this Agreement as of any date other than a Maturity Date, or as of a Maturity Date but without giving at least 90 days' prior written notice thereof, it shall (i) give at least 30 days' prior written notice to the Lender of the Borrower's intention to do so, and (ii) pay to the Lender a prepayment fee of 3% of the Maximum Line; provided, however, that such prepayment fee shall be waived if such prepayment is made because of increased cash flow generated from the Borrower's operations, in the normal course of business, or refinancing by an affiliate of the Lender.

                  Section 2.7 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the Hydra-Mac Revolving Advances shall at any time exceed the Hydra-Mac Borrowing Base or if the outstanding principal balance of the Advances shall at any time exceed the Overall Borrowing Base, the Borrower shall immediately prepay the Hydra-Mac Revolving Advances to the extent necessary to eliminate such excess.

                  Section 2.8 Hydra-Mac Revolving Advances Without Request. The Borrower hereby authorizes the Lender, in its discretion, at any time or from time to time without the Borrower's request, to make Hydra-Mac Revolving Advances to pay accrued interest, fees, uncollected items that have been applied to the Obligations, and other Obligations due and payable from time to time.

                                  ARTICLE III

                                Security Interest

                  Section 3.1 Grant of Security Interest. The Borrower hereby grants to the Lender a security interest (the "Security Interest") in the following collateral (the "Collateral"), as security for the payment and performance of the Obligations:

         INVENTORY: All inventory of Borrower, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located;

         ACCOUNTS AND OTHER RIGHTS TO PAYMENT: Each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by Borrower or by some other Person who subsequently transfers such Person's interest to Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including all of Borrower's rights to payment in the form of all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles;

         EQUIPMENT: All of the Borrower's equipment, as such term is defined in the UCC whether now or hereafter owned, including all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Secured Party by Borrower;

         GENERAL INTANGIBLES: All of Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future contract rights, patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Borrower's name, and the goodwill of Borrower's business; and

         INVESTMENT PROPERTY: All of Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities; together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and, in the case of all tangible property, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and
         (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

                  Section 3.3 Occupancy.

                  (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of each premises where Borrower conducts its business and has any rights of possession (the "Premises") at any time during any Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender in good faith considers related.

                  (c) The Lender's right to hold the Premises shall terminate upon the earlier of payment in full of all Obligations, or final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof.

                  Section 3.4 Filing a Copy. A carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Borrower is sufficient as a financing statement.

                                   ARTICLE IV

                              Conditions of Lending

                  Section 4.1 Conditions Precedent to the Lender's Willingness to Consider Making Advances. The Lender's willingness to consider making an initial Hydra-Mac Revolving Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) This Agreement, properly executed by the Borrower.

                  (b) The D&E Credit Agreement, properly executed by D&E.

                  (c) The MBS Credit Agreement, properly executed by MBS.

                  (d) The Note, properly executed by the Borrower.

                  (e) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                  (f) The Collateral Account Agreement, properly executed by the Borrower, D&E, MBS and Norwest Bank Minnesota, National Association.

                  (g) The Lockbox Agreement, properly executed by the Borrower, D&E, MBS and Norwest Bank Minnesota, National Association.

                  (h) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (i) A certificate of the Borrower's Secretary certifying as to
         (i) the resolutions of the Borrower's directors, and if required, its shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                  (j) A current certificate issued by the Secretary of State of Delaware, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Delaware.

                  (k) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (l) A support agreement in favor of the Lender, properly executed by David M. Eichers, in his personal capacity.

                  (m) An opinion of counsel to the Borrower and the Guarantors, addressed to the Lender.

                  (n) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (o) A separate guaranty, properly executed by each Guarantor, pursuant to which each Guarantor unconditionally guarantees the full and prompt payment of all Obligations.

                  (p) The MRI Security Agreement, properly executed by MRI.

                  (q) Payment of the fees and commissions due through the date of the initial Hydra-Mac Revolving Advance and expenses incurred by the Lender through such date and required to be paid by the Borrower under
         Section 8.4, including all legal expenses incurred through the date of this Agreement.

                  (r) Such other documents as the Lender in its sole discretion may require.

                  Section 4.2 Conditions Precedent to All Hydra-Mac Revolving Advances. The Lender will not consider any request for a Hydra-Mac Revolving Advance unless on such date:

                  (a) the representations and warranties contained in Article V and the Disclosure are correct on and as of the date of such Hydra-Mac Revolving Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Hydra-Mac Revolving Advance which constitutes a Default or an Event of Default.

                                   ARTICLE V

                         Representations and Warranties

                  THE BORROWER REPRESENTS AND WARRANTS TO THE LENDER AS FOLLOWS:

                  Section 5.1 Name; Locations; Tax ID No.; Subsidiaries. During its existence, the Borrower has done business solely under its corporate name as set forth herein and under such trade names and such other corporate names as disclosed to Lender in writing before this Agreement is signed and delivered. The address of Borrower's chief executive office and principal place of business and its federal tax identification number are set forth below its signature to this Agreement. All Inventory is located at that location or at one of the other locations disclosed to Lender in writing before this Agreement is signed and delivered. The Borrower has no subsidiaries except as disclosed to Lender in writing before this Agreement is signed and delivered.

                  Section 5.2 Financial Condition; No Adverse Change. Before this Agreement was signed and delivered, the Borrower furnished the Lender certain of its unaudited financial statements certified by the Borrower. Those statements fairly present the Borrower's financial condition as of the dates indicated therein and the results of its operations for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

                                   ARTICLE VI

                            Covenants of the Borrower

                  SO LONG AS THE HYDRA-MAC REVOLVING ADVANCES OR ANY AMOUNT OWING TO LENDER HEREUNDER SHALL REMAIN UNPAID, THE BORROWER WILL COMPLY WITH THE REQUIREMENTS IN THIS ARTICLE, UNLESS THE LENDER SHALL OTHERWISE CONSENT IN WRITING.

                  Section 6.1 Reporting Requirements. The Borrower will deliver to the Lender each of the following in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements prepared in accordance with GAAP; together with (i) copies of all management letters prepared by such accountants;
         (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 6.7 and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP, that they fairly present the Borrower's financial condition and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statement of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments and fairly represent the Borrower's financial condition and the results of its operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 6.7;

                  (c) within 15 days after the end of each month, agings of the Borrower's accounts receivable and accounts payable and an accounts receivable certification as of the end of such month;

                  (d) as soon as available and in any event within 20 days of the end of each month, inventory certifications as of the end of such month;

                  (e) as soon as available, a copy of the checking account statement of the Borrower, including all deposit tickets, as of the last day of each month from each bank with which Borrower maintains a checking account, such statements to be provided to the Lender directly by each such bank or by the Borrower with respect to a bank that is unwilling to send them to the Lender;

                  (f) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets, income statements and statements of cash flow for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require; provided, however, that with respect to the Borrower's projections for the 1998 fiscal year, such projections shall be delivered to the Lender on or before December 31, 1997.

                  (g) as soon as available and in any event within 3 days after they are due, copies of tax payments due and paid and written notice of any and all taxes due but not paid;

                  (h) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request; and

                  (i) before March 31 of each calendar year, the Borrower shall cause any and all Guarantors, along with John F. Luoma and David Eichers, to submit financial statements to the Lender, and certified by such party.

                  Section 6.2 Inspection. Upon the Lender's request, the Borrower will permit any officer, employee, attorney, agent or accountant for the Lender to audit, review, make extracts from or copy any and all records of the Borrower and to inspect the Collateral at all times during ordinary business hours.

                  Section 6.3 Account Verification. The Lender may at any time and from time to time send, or request the Borrower to send, requests for verification of Accounts or notices of assignment to account debtors and other obligors. The Borrower authorizes the Lender to verify Accounts as frequently as daily and the Borrower understands the Lender intends to do so by telephone and/or in writing.

                  Section 6.4 No Other Liens. The Borrower will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest, purchase money security interests in equipment, and other security interests approved by the Lender in writing.

                  Section 6.5 Insurance. The Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with a lender's loss payable clause in favor of Lender to the extent of its interest.

                  Section 6.6 Lockbox; Collateral Account. The Borrower has provided the Lender with agreements regarding a lockbox and a collateral account in connection with the collection of Accounts.

                  Section 6.7 Minimum Book Net Worth. The Borrower will cause MRI to maintain, during each period described below, its consolidated Book Net Worth, determined as at the end of each month, at an amount not less than the amount set forth opposite such period:

           --------------------- -------------------------------
                  Period             Minimum Book Net Worth
           --------------------- -------------------------------
              July 31, 1997                $1,800,000
           through October 30,
                  1997
           --------------------- -------------------------------
             October 31, 1997              $1,850,000
           through January 30,
                  1998
           --------------------- -------------------------------
             January 31, 1998              $1,900,000
            through April 29,
                  1998
           --------------------- -------------------------------
              April 30, 1998               $1,950,000
             through July 30,
                  1998
           --------------------- -------------------------------
            July 31, 1998 and              $2,030,000
               thereafter
           --------------------- -------------------------------

                  Section 6.8 Minimum Net Income. The Borrower shall achieve Minimum Net Income, beginning in January of 1998, in accordance with covenant amounts established by the Lender, in its sole discretion, based upon the Borrower's projections to be delivered in accordance with Section 6.1(f) herein.

                  Section 6.9 No Sale or Transfer of Collateral and Other Assets. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to anyone other than the sale of Inventory in the ordinary course of business.

                  Section 6.10 No Sale or Transfer of Shares of Borrower. Borrower will cause each of its shareholders not to sell, transfer, pledge, or grant a security interest in, any shares of stock of the Borrower.

                  Section 6.11 Place of Business; Name. The Borrower will not change the location of its chief executive office or principal place of business from that disclosed pursuant to Section 5.1. The Borrower will not permit any tangible Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

                  Section 6.12 Investments. The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investments or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership, joint venture, or Affiliate, except:

                           (i) travel advances or loans to the Borrower's
                  officers and employees not exceeding at any one time an aggregate of $10,000; and

                           (ii) advances in the form of progress payments,
                  prepaid rent not exceeding two (2) months or security deposits.

                                  ARTICLE VII

                     Events of Default, Rights and Remedies

                  Section 7.1 Events of Default. An "Event of Default" as used herein shall mean any of the following:

                  (a) Failure to pay the Note when demanded, and in this connection Borrower hereby waives presentment, notice of dishonor and protest;

                  (b) A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code naming the Borrower or such Guarantor as debtor;

                  (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in any Loan Document;

                  (d) An event of default under and as defined in the D&E Credit Agreement shall occur and be continuing, or any other breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender;

                  (e) An event of default under and as defined in the MBS Credit Agreement shall occur and be continuing, or any other breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                  Section 7.2 Rights and Remedies. As provided in Section 2.5, the Lender may, at any time and for any reason, refuse to make any requested Hydra-Mac Revolving Advance or demand payment of the Obligations. In addition, upon the occurrence of an Event of Default or at any time thereafter, the Lender may exercise any or all of the following rights and remedies:

                  (a) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (b) The Lender may exercise any other rights and remedies available to it by law or agreement. The remedies provided hereunder are cumulative.

                  Section 7.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.3) at least 10 calendar days before the date of intended disposition or other action.

                                  ARTICLE VIII

                                  Miscellaneous

                  Section 8.1 Restatement of Old Credit Documents. This Agreement is executed for the purpose of amending and restating the Old Credit Documents.

                  Section 8.2 Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  Section 8.3 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be (i) personally delivered, (ii) sent by first class United States mail, (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopy number as set forth below its signature to this Agreement.

                  Section 8.4 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses (including legal fees) incurred by the Lender in connection with the Loan Documents and any other document or agreement related thereto, and the transactions contemplated hereby, including wire transfer and ACH charges, the cost of credit reports, overadvance fees, the expense of any auditors and fees and expenses in enforcing this Agreement.

                  Section 8.5 Indemnity. In addition to the payment of expenses pursuant to Section 8.4, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                           (i) any and all transfer taxes, documentary taxes,
                  assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Hydra-Mac Revolving Advances;

                           (ii) any and all liabilities, losses, damages,
                  penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Hydra-Mac Revolving Advances, this Agreement and the other Loan Documents or the use or intended use of the proceeds of the Hydra-Mac Revolving Advances; and

                           (iii) any claim, loss or damage to which any
                  Indemnitee may be subjected as a result of any violation of any federal, state, local or other governmental statute, regulation, law, or ordinance dealing with the protection of human health and the environment.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, then the Borrower or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 8.5 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

                  Section 8.6 Binding Effect; Assignment; Counterparts; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.


                            [SIGNATURE PAGE FOLLOWS]

                  Section 8.7 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement and the Note shall be governed by and construed in accordance with the laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota located in Minneapolis, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

NORWEST CREDIT, INC.                        HYDRA-MAC INTERNATIONAL, INC.

By
   --------------------------------
     Roger A. Pfiffner                      By
     Its Vice President                        ---------------------------------
                                                 John F. Luoma
Address:                                         Its President
Norwest Center
Sixth Street and Marquette Avenue           Address:
Minneapolis, Minnesota 55479-0152           1750 Yankee Doodle Road
Telecopy No. (612) 341-2472                 Suite 202
Federal Tax ID No. 41-1712687               Eagan, Minnesota 55121
                                            Telecopy No. (612) 405-9312
                                            Federal Tax ID No. 41-1831948


     [SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT)

                                      Exhibit A to Credit and Security Agreement

                                 REVOLVING NOTE

$1,800,000                                                Minneapolis, Minnesota
                                                               November 25, 1997

                  For value received, the undersigned, HYDRA-MAC INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), hereby promises to pay ON DEMAND to the order of NORWEST CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Eight Hundred Thousand Dollars ($1,800,000) or, if less, the aggregate unpaid principal amount of all Hydra-Mac Revolving Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Hydra-Mac Revolving Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Hydra-Mac Revolving Note referred to in the Credit Agreement and is subject to the Credit Agreement. To the extent this Note evidences the Borrower's Obligation to pay Existing Revolving Advances, this Note is issued in substitution for and replacement of but not in payment of the Borrower's promissory note dated as of January 29, 1997, payable to the order of the Lender in the original principal amount of $1,200,000.

                                       HYDRA-MAC INTERNATIONAL, INC.


                                       By
                                          -----------------------------------
                                            John F. Luoma
                                            Its President

                                      Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE

To:               Roger A. Pfiffner
                  Norwest Credit, Inc.
Date:                      __________________, 199___
Subject:          Hydra-Mac International, Inc.
                           Financial Statements of Parent

                  In accordance with our Amended and Restated Credit and Security Agreement dated as of November __, 1997 (the "Credit Agreement"), attached are the financial statements of Magnum Resources, Inc. (the "Parent") as of and for ______________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Parent's financial condition as of the date thereof.

                  Events of Default. (Check one):

                  |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

                  |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  Financial Covenants. I further hereby certify as follows:

         1. Minimum Book Net Worth. Pursuant to Section 6.7 of the Credit Agreement, as of the Reporting Date, the Parent's Book Net Worth was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

           --------------------- ---------------------------------
                  Period              Minimum Book Net Worth
           --------------------- ---------------------------------
              July 31, 1997                 $1,800,000
           through October 30,
                   1997
           --------------------- ---------------------------------
             October 31, 1997               $1,850,000
           through January 30,
                   1998
           --------------------- ---------------------------------
             January 31, 1998               $1,900,000
            through April 29,
                   1998
           --------------------- ---------------------------------
              April 30, 1998                $1,950,000
             through July 30,
                   1998
           --------------------- ---------------------------------
            July 31, 1998 and               $2,030,000
                thereafter
           --------------------- ---------------------------------


                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                            HYDRA-MAC INTERNATIONAL, INC.

                                            By
                                               --------------------------------
                                                 Dave Eichers
                                                 Its Secretary

                          CREDIT AND SECURITY AGREEMENT
                          Dated as of November 25 1997

                  MAGNUM BUSINESS SYSTEMS, INC., a [Minnesota] corporation (the "Borrower"), and NORWEST CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  "Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis, whether now existing or hereafter arising.

                  "Advance" means a Hydra-Mac Revolving Advance, a D&E Revolving Advance and a MBS Revolving Advance.

                  "Affiliate" or "Affiliates" means D&E, Hydra-Mac, MRI, Power Equipment and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented and restated from time to time.

                  "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Book Net Worth" means the aggregate of the common stockholders' equity of the Borrower, determined in accordance with GAAP.

                  "Collateral" has the meaning given in Section 3.1.

                  "Collateral Account Agreement" means the Amended and Restated Collateral Account Agreement of even date herewith by and among the Borrower, D&E, Hydra-Mac, Norwest Bank Minnesota, National Association, and the Lender.

                  "D&E" means D&E Machining, Inc., a North Dakota corporation.

                  "D&E Borrowing Base" has the meaning given in the D&E Credit Agreement.

                  "D&E Credit Agreement" means that certain Credit and Security Agreement of even date herewith, by and between D&E and the Lender, as amended, supplemented and restated from time to time.

                  "D&E Revolving Advance" has the meaning given in the D&E Credit Agreement.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means an annual rate equal to three and one-half percent (3.5%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

                  "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
         Accounts:

                           (i) That portion of Accounts over 90 days past
                  invoice date or, if the Lender in its discretion has determined that a particular dated Account of 120 days or less from invoice date may be eligible, that portion of such Account which is more than 30 days past the stated due date;

                           (ii) That portion of Accounts that are disputed or
                  subject to a claim of offset or a contra account;

                           (iii) That portion of Accounts not yet earned by the
                  final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                           (iv) Accounts owed by any unit of government, whether
                  foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                           (v) Accounts owed by an account debtor located
                  outside the United States or Canada which are not backed by a bank letter of credit assigned to the Lender, in the possession of the Lender and acceptable to the Lender in all respects, in its sole discretion;

                           (vi) Accounts owed by an account debtor that is the
                  subject of bankruptcy proceedings or has gone out of business;

                           (vii) Accounts owed by a shareholder, subsidiary,
                  Affiliate, officer or employee of the Borrower;

                           (viii) Accounts not subject to a duly perfected
                  security interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender;

                           (ix) That portion of Accounts that have been
                  restructured, extended, amended or modified;

                           (x) That portion of Accounts that constitutes finance
                  charges, service charges or sales or excise taxes; and

                           (xi) Accounts, or portions thereof, otherwise deemed
                  ineligible by the Lender in its sole discretion.

                  "Event of Default" has the meaning specified in Section 7.1.

                  "Floating Rate" means an annual rate equal to the sum of the Base Rate plus four and one-half percent (4.5%), which annual rate shall change when and as the Base Rate changes.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.2.

                  "Guarantors" means D&E, Hydra-Mac, Power Equipment and MRI and any other Person guaranteeing payment of any of the Obligations.

                  "Hydra-Mac" means Hydra-Mac International, Inc., a Delaware corporation.

                  "Hydra-Mac Borrowing Base" has the meaning given in the Hydra-Mac Credit Agreement.

                  "Hydra-Mac Credit Agreement" means that certain Amended and Restated Credit and Security Agreement of even date herewith, by and between Hydra-Mac and the Lender, as amended, supplemented and restated from time to time.

                  "Hydra-Mac Revolving Advance" has the meaning given in the Hydra-Mac Credit Agreement.

                  "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired.

                  "Loan Documents" means this Agreement, the Note, the Security Documents and the Disclosure by the Borrower in favor of the Lender of even date herewith.

                  "Lockbox Agreement" means the Amended and Restated Lockbox Agreement by and among the Borrower, D&E, Hydra-Mac, Norwest Bank Minnesota, National Association, and the Lender, of even date herewith.

                  "Maturity Date" has the meaning given in Section 2.4.

                  "Maximum Line" means $1,800,000.

                  "MBS Borrowing Base" means the lesser of:
                           (a)      the MBS Maximum Line; or
                           (b)      80% of Eligible Accounts.

                  "MBS Maximum Line" means $400,000.

                  "MBS Revolving Advance" has the meaning given in Section 2.1.

                  "MBS Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto.

                  "MRI" means Magnum Resources, Inc., a Delaware corporation, and the parent of the Borrower, D&E and Hydra-Mac.

                  "MRI Security Agreement" means the Amended and Restated Security Agreement of even date herewith, executed by MRI and delivered to the Lender.

                  "Net Income" means fiscal year-to-date after-tax net income, decreased by the sum of any extraordinary, non-operating or non-cash income recorded by the Borrower and increased by any extraordinary, non-cash or non-operating expense or loss recorded by the Borrower, as determined in accordance with GAAP.

                  "Note" means the MBS Revolving Note.

                  "Obligations" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, including all indebtedness arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                  "Original Maturity Date" means July 10, 1999.

                  "Overall Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

                           (a)      the Maximum Line; or
                           (b) the sum of the Hydra-Mac Borrowing Base, the D&E Borrowing Base, and the MBS Borrowing Base.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Power Equipment" means Power Equipment Corp., a Minnesota corporation.

                  "Premises" means all premises where the Borrower conducts its business and has any rights of possession.

                  "Security Documents" means this Agreement, the Collateral Account Agreement and the Lockbox Agreement, each of even date herewith and by and among the Borrower, D&E, Hydra-Mac, the Lender and Norwest Bank Minnesota, National Association.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Termination Date" means the Maturity Date or the date the Lender demands payment pursuant to Section 2.4 or Section 7.2, or the Borrower terminates the Credit Facility pursuant to Section 2.5, as the case may be.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Minnesota.

                                   ARTICLE II

                     Amount and Terms of the Credit Facility

                  Section 2.1 Revolving Advances. The Lender may, in its sole discretion, make advances to the Borrower from time to time from the date this Agreement is signed and delivered to the Termination Date, on the terms and subject to the conditions herein set forth (each a "MBS Revolving Advance"). The Lender shall not consider any request for a MBS Revolving Advance if, after giving effect to such requested MBS Revolving Advance, (i) the sum of the outstanding and unpaid MBS Revolving Advances, plus the outstanding and unpaid D&E Revolving Advances, plus the outstanding and unpaid Hydra-Mac Revolving Advances would exceed the Overall Borrowing Base or (ii) the sum of the outstanding and unpaid MBS Revolving Advances would exceed the MBS Borrowing Base. The Borrower's obligation to pay the MBS Revolving Advances shall be evidenced by the MBS Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.1, the Borrower may request MBS Revolving Advances, prepay, and request additional MBS Revolving Advances. The Borrower shall make each request for a MBS Revolving Advance to the Lender before 11:00 a.m. (Minneapolis time) of the day of the requested MBS Revolving Advance. Requests may be made in writing or by telephone.

                  Section 2.2 Interest; Default Interest. All interest shall be payable monthly in arrears on the first day of the month and on demand.

                  (a) REVOLVING NOTE. Except as set forth in subsection (c) and
         (d), the outstanding principal balance of the MBS Revolving Advances shall bear interest at the Floating Rate.

                  (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to subsections (a) and (c), the Borrower, D&E and Hydra-Mac, collectively, shall pay to the Lender interest on the Hydra-Mac Revolving Advances, the D&E Revolving Advances and the MBS Revolving Advances, collectively, of not less than $37,500 per calendar year during the term of this Agreement (prorated for less than full years), and the Borrower, D&E and MBS, in a manner within the sole discretion of the Borrower, D&E and MBS, shall pay any deficiency between such minimum interest charge and the amount of interest otherwise calculated under Sections (a) and (c) in arrears on the first day of each year.

                  (c) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the MBS Revolving Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (d) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

                  Section 2.3 Administration Fees. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $62.50 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

                  Section 2.4 Discretionary Nature of Credit Facility; Automatic Renewal. THE LENDER MAY AT ANY TIME AND FOR ANY REASON REFUSE TO MAKE A MBS REVOLVING ADVANCE AND/OR DEMAND PAYMENT OF THE MBS REVOLVING ADVANCES AND TERMINATE THIS AGREEMENT WHETHER BORROWER IS OR IS NOT IN COMPLIANCE WITH THIS AGREEMENT. The Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, in order to refuse to make any requested Advance or to demand payment of the MBS Revolving Advances. Unless terminated by the Lender at any time or by the Borrower pursuant to Section 2.5, this Agreement shall remain in effect until the Original Maturity Date and, thereafter, shall automatically renew for successive one year periods. Each such anniversary date is herein referred to as a "Maturity Date".

                  Section 2.5 Termination by Borrower.

                  (a) TERMINATION BY BORROWER. The Borrower may terminate this Agreement at any time and, subject to payment and performance of all Obligations, may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law by (i) giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement, and (ii) paying the Lender a prepayment fee in accordance with subsection (b) if the Borrower terminates this Agreement effective as of any date other than a Maturity Date; provided, however, if the Borrower elects to terminate this Agreement, the Borrower must also terminate the Hydra-Mac Credit Agreement, in accordance with Section 2.6(a) of such agreement, and the D&E Credit Agreement in accordance with Section 2.5(a) of such agreement.

                  (b) PREPAYMENT FEE. If the Borrower desires to terminate this Agreement as of any date other than a Maturity Date, or as of a Maturity Date but without giving at least 90 days' prior written notice thereof, it shall (i) give at least 30 days' prior written notice to the Lender of the Borrower's intention to do so, and (ii) pay to the Lender a prepayment fee of 3% of the MBS Maximum Line; provided, however, that such prepayment fee shall be waived if such prepayment is made because of increased cash flow generated from the Borrower's operations, in the normal course of business, or refinancing by an affiliate of the Lender.

                  Section 2.6 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the MBS Revolving Advances shall at any time exceed the MBS Borrowing Base or if the outstanding principal balance of the Advances shall at any time exceed the Overall Borrowing Base, the Borrower shall immediately prepay the MBS Revolving Advances to the extent necessary to eliminate such excess.

                  Section 2.7 MBS Revolving Advances Without Request. The Borrower hereby authorizes the Lender, in its discretion, at any time or from time to time without the Borrower's request, to make MBS Revolving Advances to pay accrued interest, fees, uncollected items that have been applied to the Obligations, and other Obligations due and payable from time to time.

                                  ARTICLE III

                                Security Interest

                  Section 3.1 Grant of Security Interest. The Borrower hereby grants to the Lender a security interest (the "Security Interest") in the following collateral (the "Collateral"), as security for the payment and performance of the Obligations:

         INVENTORY: All inventory of Borrower, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located;

         ACCOUNTS AND OTHER RIGHTS TO PAYMENT: Each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by Borrower or by some other Person who subsequently transfers such Person's interest to Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including all of Borrower's rights to payment in the form of all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles;

         EQUIPMENT: All of the Borrower's equipment, as such term is defined in the UCC whether now or hereafter owned, including all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Secured Party by Borrower;

         GENERAL INTANGIBLES: All of Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future contract rights, patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Borrower's name, and the goodwill of Borrower's business; and

         INVESTMENT PROPERTY: All of Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities; together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and, in the case of all tangible property, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and
         (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

                  Section 3.3 Occupancy.

                  (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of each premises where Borrower conducts its business and has any rights of possession (the "Premises") at any time during any Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender in good faith considers related.

                  (c) The Lender's right to hold the Premises shall terminate upon the earlier of payment in full of all Obligations, or final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof.

                  Section 3.4 Filing a Copy. A carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Borrower is sufficient as a financing statement.

                                   ARTICLE IV

                              Conditions of Lending

                  Section 4.1 Conditions Precedent to the Lender's Willingness to Consider Making MBS Revolving Advances. The Lender's willingness to consider making an initial MBS Revolving Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) This Agreement, properly executed by the Borrower.

                  (b) The D&E Credit Agreement, properly executed by D&E.

                  (c) The Hydra-Mac Credit Agreement, properly executed by Hydra-Mac.

                  (d) The Note, properly executed by the Borrower.

                  (e) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                  (f) The Collateral Account Agreement, properly executed by the Borrower, D&E, Hydra-Mac and Norwest Bank Minnesota, National Association.

                  (g) The Lockbox Agreement, properly executed by the Borrower, D&E, Hydra-Mac and Norwest Bank Minnesota, National Association.

                  (h) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (i) A certificate of the Borrower's Secretary certifying as to
         (i) the resolutions of the Borrower's directors, and if required, its shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                  (j) A current certificate issued by the Secretary of State of [Minnesota], certifying that the Borrower is in compliance with all applicable organizational requirements of the State of [Minnesota].

                  (k) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (l) A support agreement in favor of the Lender, properly executed by David M. Eichers, in his personal capacity.

                  (m) An opinion of counsel to the Borrower and the Guarantors, addressed to the Lender.

                  (n) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (o) A separate guaranty, properly executed by each Guarantor, pursuant to which each Guarantor unconditionally guarantees the full and prompt payment of all Obligations.

                  (p) The MRI Security Agreement, properly executed by MRI.

                  (q) Payment of the fees and commissions due through the date of the initial MBS Revolving Advance and expenses incurred by the Lender through such date and required to be paid by the Borrower under
         Section 8.3, including all legal expenses incurred through the date of this Agreement.

                  (r) Such other documents as the Lender in its sole discretion may require.

                  Section 4.2 Conditions Precedent to All MBS Revolving Advances. The Lender will not consider any request for an MBS Revolving Advance unless on such date:

                  (a) the representations and warranties contained in Article V and the Disclosure are correct on and as of the date of such MBS Revolving Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such MBS Revolving Advance which constitutes a Default or an Event of Default.

                                   ARTICLE V

                         Representations and Warranties

                  THE BORROWER REPRESENTS AND WARRANTS TO THE LENDER AS FOLLOWS:

                  Section 5.1 Name; Locations; Tax ID No.; Subsidiaries. During its existence, the Borrower has done business solely under its corporate name as set forth herein and under such trade names and such other corporate names as disclosed to Lender in writing before this Agreement is signed and delivered. The address of Borrower's chief executive office and principal place of business and its federal tax identification number are set forth below its signature to this Agreement. All Inventory is located at that location or at one of the other locations disclosed to Lender in writing before this Agreement is signed and delivered. The Borrower has no subsidiaries except as disclosed to Lender in writing before this Agreement is signed and delivered.

                  Section 5.2 Financial Condition; No Adverse Change. Before this Agreement was signed and delivered, the Borrower furnished the Lender certain of its unaudited financial statements certified by the Borrower. Those statements fairly present the Borrower's financial condition as of the dates indicated therein and the results of its operations for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

                                   ARTICLE VI

                            Covenants of the Borrower

                  So long as the MBS Revolving Advances or any amount owing to Lender hereunder shall remain unpaid, the Borrower will comply with the requirements in this Article, unless the Lender shall otherwise consent in writing.

                  Section 6.1 Reporting Requirements. The Borrower will deliver to the Lender each of the following in form and detail acceptable to the Lender:

                  (a)as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements prepared in accordance with GAAP; together with
         (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 6.7 and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP, that they fairly present the Borrower's financial condition and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b)as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statement of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments and fairly represent the Borrower's financial condition and the results of its operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 6.7;

                  (c) within 15 days after the end of each month, agings of the Borrower's accounts receivable and accounts payable and an accounts receivable certification as of the end of such month;

                  (d) as soon as available and in any event within 20 days of the end of each month, inventory certifications as of the end of such month;

                  (e) as soon as available, a copy of the checking account statement of the Borrower, including all deposit tickets, as of the last day of each month from each bank with which Borrower maintains a checking account, such statements to be provided to the Lender directly by each such bank or by the Borrower with respect to a bank that is unwilling to send them to the Lender;

                  (f) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets, income statements and statements of cash flow for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require; provided, however, that with respect to the Borrower's projections for the 1998 fiscal year, such projections shall be delivered to the Lender on or before December 31, 1997;

                  (g) as soon as available and in any event within 3 days after they are due, copies of tax payments due and paid and written notice of any and all taxes due but not paid;

                  (h) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request; and

                  (i) before March 31 of each calendar year, the Borrower shall cause any and all Guarantors, along with John F. Luoma and David Eichers, to submit financial statements to the Lender, and certified by such party.

                  Section 6.2 Inspection. Upon the Lender's request, the Borrower will permit any officer, employee, attorney, agent or accountant for the Lender to audit, review, make extracts from or copy any and all records of the Borrower and to inspect the Collateral at all times during ordinary business hours.

                  Section 6.3 Account Verification. The Lender may at any time and from time to time send, or request the Borrower to send, requests for verification of Accounts or notices of assignment to account debtors and other obligors. The Borrower authorizes the Lender to verify Accounts as frequently as daily and the Borrower understands the Lender intends to do so by telephone and/or in writing.

                  Section 6.4 No Other Liens. The Borrower will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest, purchase money security interests in equipment, and other security interests approved by the Lender in writing.

                  Section 6.5 Insurance. The Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with a lender's loss payable clause in favor of Lender to the extent of its interest.

                  Section 6.6 Lockbox; Collateral Account. The Borrower has provided the Lender with agreements regarding a lockbox and a collateral account in connection with the collection of Accounts.

                  Section 6.7 Minimum Book Net Worth. The Borrower will cause MRI to maintain, during each period described below, its consolidated Book Net Worth, determined as at the end of each month, at an amount not less than the amount set forth opposite such period:

     ------------------------------ -------------------------------
                 Period                  Minimum Book Net Worth
     ------------------------------ -------------------------------
          July 31, 1997 through                $1,800,000
            October 30, 1997
     ------------------------------ -------------------------------
        October 31, 1997 through               $1,850,000
            January 30, 1998
     ------------------------------ -------------------------------
        January 31, 1998 through               $1,900,000
             April 29, 1998
     ------------------------------ -------------------------------
       April 30, 1998 through July             $1,950,000
                30, 1998
     ------------------------------ -------------------------------
      July 31, 1998 and thereafter             $2,030,000
     ------------------------------ -------------------------------

                  Section 6.8 Minimum Net Income. The Borrower shall achieve Minimum Net Income, beginning in January of 1998, in accordance with covenant amounts established by the Lender, in its sole discretion, based upon the Borrower's projections to be delivered in accordance with Section 6.1(f) herein.

                  Section 6.9 No Sale or Transfer of Collateral and Other Assets. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to anyone other than the sale of Inventory in the ordinary course of business.

                  Section 6.10 No Sale or Transfer of Shares of Borrower. Borrower will cause each of its shareholders not to sell, transfer, pledge, or grant a security interest in, any shares of stock of the Borrower.

                  Section 6.11 Place of Business; Name. The Borrower will not change the location of its chief executive office or principal place of business from that disclosed pursuant to Section 5.1. The Borrower will not permit any tangible Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

                  Section 6.12 Investments. The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investments or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership, joint venture or Affiliate, except:

                  (a)travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of $10,000; and

                  (b)advances in the form of progress payments, prepaid rent not exceeding two (2) months or security deposits.

                                  ARTICLE VII

                     Events of Default, Rights and Remedies

                  Section 7.1 Events of Default. An "Event of Default" as used herein shall mean any of the following:

                  (a)Failure to pay the Note when demanded, and in this connection Borrower hereby waives presentment, notice of dishonor and protest;

                  (b)A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code naming the Borrower or such Guarantor as debtor;

                  (c)Default in the performance, or breach, of any covenant or agreement of the Borrower contained in any Loan Document;

                  (d)An event of default under and as defined in the D&E Credit Agreement shall occur and be continuing, or any other breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender;

                  (e)An event of default under and as defined in the Hydra-Mac Credit Agreement shall occur and be continuing, or any other breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                  Section 7. 2 Rights and Remedies. As provided in Section 2.4, the Lender may, at any time and for any reason, refuse to make any requested MBS Revolving Advance or demand payment of the Obligations. In addition, upon the occurrence of an Event of Default or at any time thereafter, the Lender may exercise any or all of the following rights and remedies:

                  (a)The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (b)The Lender may exercise any other rights and remedies available to it by law or agreement. The remedies provided hereunder are cumulative.

                  Section 7. 3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.2) at least 10 calendar days before the date of intended disposition or other action.

                                  ARTICLE VIII

                                  Miscellaneous

                  Section 8. 1 Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  Section 8. 2 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be (i) personally delivered, (ii) sent by first class United States mail, (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopy number as set forth below its signature to this Agreement.

                  Section 8. 3 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses (including legal fees) incurred by the Lender in connection with the Loan Documents and any other document or agreement related thereto, and the transactions contemplated hereby, including wire transfer and ACH charges, the cost of credit reports, overadvance fees, the expense of any auditors and fees and expenses in enforcing this Agreement.

                  Section 8. 4 Indemnity. In addition to the payment of expenses pursuant to Section 8.3, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                  (i)any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the MBS Revolving Advances;

                  (ii)any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the MBS Revolving Advances, this Agreement and the other Loan Documents or the use or intended use of the proceeds of the MBS Revolving Advances; and

                  (iii)any claim, loss or damage to which any Indemnitee may be subjected as a result of any violation of any federal, state, local or other governmental statute, regulation, law, or ordinance dealing with the protection of human health and the environment.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, then the Borrower or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 8.4 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

                  Section 8. 5 Binding Effect; Assignment; Counterparts; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

                            [SIGNATURE PAGE FOLLOWS]

                  Section 8. 6 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement and the Note shall be governed by and construed in accordance with the laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota located in Minneapolis, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

NORWEST CREDIT, INC.                        MAGNUM BUSINESS SYSTEMS, INC.

By __________________________________       By _________________________________
     Roger A. Pfiffner                           John F. Luoma
     Its Vice President                          Its President
Address:
Norwest Center                              Address:
Sixth Street and Marquette Avenue           1750 Yankee Doodle Road
Minneapolis, Minnesota 55479-0152           Suite 202
Telecopy No. (612) 341-2472                 Eagan, Minnesota 55121
Federal Tax ID No. 41-1712687               Telecopy No. (612) 405-9312
                                            Federal Tax ID No. 41-1888230

                [SIGNATURE PAGE TO CREDIT AND SECURITY AGREEMENT]

                                      Exhibit A to Credit and Security Agreement

                                 REVOLVING NOTE

$400,000                                                  Minneapolis, Minnesota
                                                               November 25, 1997

                  For value received, the undersigned, MAGNUM BUSINESS SYSTEMS, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay ON DEMAND to the order of NORWEST CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Four Hundred Thousand Dollars ($400,000) or, if less, the aggregate unpaid principal amount of all MBS Revolving Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial MBS Revolving Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

                  This Note is the MBS Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.

                                     MAGNUM BUSINESS SYSTEMS, INC.

                                     By _________________________________
                                          John F. Luoma
                                          Its President

                                                Exhibit B to Credit and Security
                                                Agreement

                             COMPLIANCE CERTIFICATE

To:               Roger A. Pfiffner
                  Norwest Credit, Inc.
Date:             __________________, 199___
Subject:          Magnum Business Systems, Inc.
                  Financial Statements of Parent

                  In accordance with our Credit and Security Agreement dated as of November __, 1997 (the "Credit Agreement"), attached are the consolidated financial statements of Magnum Resources, Inc. (the "Parent"), as of and for ______________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Parent's financial condition as of the date thereof.

                  Events of Default. (Check one):

                  [ ] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

                  [ ] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  Financial Covenants. I further hereby certify as follows:

                  1.Minimum Book Net Worth. Pursuant to Section 6.7 of the Credit Agreement, as of the Reporting Date, the Parent's Book Net Worth was $____________ which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

     ------------------------------ -------------------------------
                 Period                  Minimum Book Net Worth
     ------------------------------ -------------------------------
          July 31, 1997 through                $1,800,000
            October 30, 1997
     ------------------------------ -------------------------------
        October 31, 1997 through               $1,850,000
            January 30, 1998
     ------------------------------ -------------------------------
        January 31, 1998 through               $1,900,000
             April 29, 1998
     ------------------------------ -------------------------------
       April 30, 1998 through July             $1,950,000
                30, 1998
     ------------------------------ -------------------------------
      July 31, 1998 and thereafter             $2,030,000
     ------------------------------ -------------------------------


                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These 998 through April 29, 1998$1,900,000April 30, 1998 through July 30, 1998$1,950,000July 31, 1998 and thereafter computations were made in accordance with GAAP.

                                           MAGNUM BUSINESS SYSTEMS, INC.
                                           By _______________________________
                                           David M. Eichers
                                           Its Secretary